Subsequent event	12 Months Ended
Apr. 30, 2018
Text block1 [abstract]
Subsequent event
19.	Subsequent event

On June 18, 2018, the Company completed a private placement of secured bonds in the aggregate principal amount of $3,000 (the “Bonds”). The Bonds bear interest at 8% per annum, payable on maturity, and mature on June 18, 2020. The Bonds are secured by a charge over all of the Company’s and its subsidiaries assets.

The Company has issued 3,000,000 warrants to the bond holders, each warrant entitling the bond holders to acquire one share of Starcore at a price of $0.20, expiring on June 18, 2021.

The proceeds from the sale of the Bonds will be added to general working capital.